UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2024

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting on July 15, 2024, 10,473,020 shares of the Company’s common stock were represented in person or by proxy out of the 15,670,898 shares outstanding and entitled to vote as of May 17, 2024, the record date for the Special Meeting.. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Special Meeting are set forth below.

1.	The Company’s stockholders approved the amendment to the Company’s articles of incorporation to increase the authorized shares of common stock from 100,000,000 shares to 500,000,000 shares (the “Authorized Common Stock Increase”) The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,557,014	1,913,261	2,745	0

2.	The Company’s stockholders approved a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion at any time within one year after stockholder approval is obtained, to amend the Company’s Articles of Incorporation to effect a reverse stock split of shares of the Company’s common stock, at a ratio of up to 1-for-8, with the exact ratio to be determined by the Company’s Board and included in a public announcement (the “Reverse Stock Split Proposal”):

Votes For	Votes Against	Abstain	Broker Non-Votes
9,082,979	1,390,040	1	0

3.	The Company’s stockholders approved a proposal for the issuance of securities in one or more non-public offerings where the maximum discount at which the securities will be offered will be equivalent to a discount not to exceed 20% below the market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d):

Votes For	Votes Against	Abstain	Broker Non-Votes
6,532,809	1,730,493	2,937	2,206,781

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2024

SHARPS TECHNOLOGY, INC.

/s/ Andrew R. Crescenzo
Andrew R. Crescenzo
Chief Financial Officer